UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2023

AKERNA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Larimer Street, #246, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on March 22, 2023, Akerna Corp. (the “Company”) received a letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is no longer in compliance with the minimum bid price requirement for continued listing on The Nasdaq Capital Market. Nasdaq Listing Rule 5550(a)(2) requires listed companies to maintain a minimum bid price of $1.00 per share. The letter noted that the bid price of the Company’s common stock was below $1.00 for a 30-day period. The notification letter had no immediate effect on the Company’s listing on The Nasdaq Capital Market. In accordance with Listing Rule 5810(c)(3)(A), Nasdaq provided the Company with 180 days, or until September 18, 2023, to regain compliance with the minimum bid price requirement by having a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days.

On September 19, 2023, the Company received a determination letter (the “Determination Letter”) from the Staff stating that it had not regained compliance with Listing Rule 5550(a)(2) and is not eligible for a second 180 day period to regain compliance. Unless the Company requests an appeal of this determination the trading of the Company’s common stock will be suspended at the opening of business on September 28, 2023, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Capital Market. The Company may appeal the Staff’s determination, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series, no later than 4:00 pm Eastern Time on September 26, 2023. The Company plans to timely file such an appeal and request a hearing (the “Hearing”) before a Nasdaq Hearing Panel (the “Panel”). A Hearing request will stay any delisting or suspension action by the Staff pending the issuance of the Panel’s decision. The Company’s common stock will remain listed on Nasdaq, pending the outcome of the Hearing. There can be no assurance that the Panel will grant the Company’s request for continued listing.

In addition, as previously disclosed, on March 23, 2023, the Company received a notice from the Staff notifying the Company that the Company’s stockholders’ equity, as reported in its Annual Report on Form 10-K for the period ended December 31, 2022, did not satisfy the continued listing requirement under Nasdaq Listing Rule 5550(b)(1) for The Nasdaq Capital Market, which requires that a listed company’s stockholders’ equity be at least $2,500,000 (the “Equity Rule”). Based on the Company’s representations made in its compliance plan submitted to the Staff on May 8, 2023, on June 15, 2023, the Staff granted the Company an extension until September 19, 2023, to regain compliance with the Equity Rule. However, the Staff indicated in the Determination Letter that, pursuant to Listing Rule 5810(d)(2), this deficiency serves as an additional and separate basis for delisting, and as such, the Company should address its non-compliance with the Equity Rule before a Hearings Panel (the “Panel”) if it appeals the Staff’s determination.

The Company believes that its ongoing and previously announced transactions with Gryphon Digital Mining, Inc. and MJ Acquisition Corp., which transactions will include a reverse stock split in the Company’s common stock, will be closed or close to closing prior to the Hearing before the Panel and should serve as a sufficient basis for the Panel to grant an extension for the Company to regain compliance with both Rule 5550(a)(2) and Rule 5550(b)(1).

There can be no assurance that the Company’s plan as presented to the Panel will be accepted by the Panel or that, if it is, the Company will be able to regain compliance with the applicable Nasdaq listing requirements, or that a Panel will stay the suspension of the Company’s securities. If the Company’s securities are delisted from Nasdaq, it could be more difficult to buy or sell the Company’s common stock or to obtain accurate quotations, and the price of the Company’s common stock could suffer a material decline. Delisting could also impair the Company’s ability to raise capital and/or trigger defaults and penalties under outstanding agreements or securities of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material with respect to the proposed transactions between Akerna and Gryphon Digital Mining, Inc. (‘Gryphon”) and between Akerna and MJ Acquisition Corp. In connection with the proposed transactions, Akerna has filed relevant materials with the United States Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that contains a prospectus and a proxy statement. Akerna will mail the proxy statement/prospectus to the Akerna stockholders, and the securities may not be sold or exchanged until the registration statement becomes effective. Investors and securityholders of Akerna and Gryphon are urged to read these materials because they will contain important information about Akerna, Gryphon and the proposed transactions. This Current Report on Form 8-K is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Akerna may file with the SEC or send to securityholders in connection with the proposed transactions. Investors and securityholders may obtain free copies of the documents filed with the SEC on Akerna’s website at www.akerna.com, on the SEC’s website at www.sec.gov or by directing a request to Akerna’s Investor Relations at (516) 419-9915.

This Current Report on Form 8-K is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions, and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Each of Akerna, Gryphon, MJ Acquisition Corp. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Akerna in connection with the proposed transactions. Information about the executive officers and directors of Akerna are set forth in Akerna’s Definitive Proxy Statement on Schedule 14A relating to the 2022 Annual Meeting of Stockholders, filed with the SEC on April 19, 2022. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Akerna, is set forth in the proxy statement/prospectus included in Akerna’s registration statement on Form S-4 as filed with the SEC on May 12, 2023, as last amended on September 7, 2023. You may obtain free copies of these documents as described above.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based upon the current expectations of Gryphon and Akerna. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of Akerna, Gryphon and MJ Acquisition Co. to consummate the proposed merger or asset sale, as applicable; (iii) risks related to Akerna’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) the risk that as a result of adjustments to the exchange ratio, Akerna stockholders and Gryphon stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Akerna’s common stock relative to the exchange ratio; (vii) unexpected costs, charges or expenses resulting from either or both of the proposed transactions; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (ix) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its business plan; (x) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results and (xi) risks related to the Panel not granting additional time for Akerna to regain compliance with the listing rules and Akerna being suspended and delisted from The Nasdaq Capital Market. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Akerna’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, each filed with the SEC, and in other filings that Akerna makes and will make with the SEC in connection with the proposed transactions, including the proxy statement/prospectus described under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Akerna and Gryphon expressly disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AKERNA CORP.

Dated: September 22, 2023	By:	/s/ Jessica Billingsley
		Name:	Jessica Billingsley
		Title:	Chief Executive Officer